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                                                                      EXHIBIT 21
                        K N ENERGY, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT



NAME OF COMPANY                                                                STATE OF INCORPORATION
---------------                                                                ----------------------
AOG Gas Transmission Company, L.P. ..............................................     Texas
AOG Holdings, Inc. ..............................................................     Delaware
American Gas Storage, L.P. ......................................................     Texas
American Gathering, L.P. ........................................................     Texas
American Oil & Gas Corporation ..................................................     Delaware
American Pipeline Company .......................................................     Delaware
American Processing, L.P. .......................................................     Texas
Blue Moon Holdings, LLC* ........................................................     Delaware
Caprock Pipeline Company ........................................................     Delaware
Compressor Pump & Engine Machine, Inc. ..........................................     Wyoming
Coyote Gas Treating Limited Liability Company* ..................................     Colorado
en*able, LLC* ...................................................................     Delaware
Energy Mountain Services.........................................................     Colorado
Evolve Solutions, L.L.C.*........................................................     Delaware
FR Holdings, L.L.C.*.............................................................     Colorado
Gas Natural del Noroeste, S.A. de C.V ...........................................     Mexico
Interenergy Corporation..........................................................     Colorado
Interenergy Distribution Corporation.............................................     Colorado
Interenergy Resources Corporation................................................     Colorado
Interenergy Resources, L.P.......................................................     Texas
Interenergy Resources Corporation of New Mexico..................................     New Mexico
KNFS Investments ................................................................     Colorado
K N Cogeneration ................................................................     Colorado
K N Energy Foundation*...........................................................     Colorado
K N Energy Igasamex, Inc.........................................................     Delaware
K N Energy International, Inc. ..................................................     Delaware
K N Energy de Mexico, S.A. de C.V ...............................................     Mexico


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
K N Field Services, Inc. ........................................................     Colorado
K N Finance Company .............................................................     Colorado
K N Gas Gathering, Inc. .........................................................     Colorado
K N Gas Supply Services, Inc. ...................................................     Colorado
K N Interstate Gas Transmission Co. .............................................     Colorado
K N Management Corp. ............................................................     Delaware
K N Marketing, L.P. .............................................................     Texas
K N Natural Gas, Inc. ...........................................................     Colorado
K N Power Company ...............................................................     Colorado
K N Processing, Inc. ............................................................     Delaware
K N Services, Inc. ..............................................................     Colorado
K N Telecommunications, Inc......................................................     Colorado
K N Thermo Acquisition, Inc......................................................     Colorado
K N Thermo, LLC .................................................................     Colorado
K N Trading, Inc. ...............................................................     Delaware
K N TransColorado, Inc. .........................................................     Colorado
K N Wattenberg Transmission Limited Liability Company ...........................     Colorado
K N Weatherwise LLC*.............................................................     Delaware
K N WesTex Gas Service Company ..................................................     Texas
Lake Power, L.L.C ...............................................................     Delaware
mc(2) Inc. ......................................................................     Delaware
MCN Gulf Processing Corp. .......................................................     Delaware
MCN Properties Corp. ............................................................     Delaware
MidCon Corp. ....................................................................     Delaware
MidCon Dehydration Corp. ........................................................     Delaware
MidCon Development Corp. ........................................................     Delaware
MidCon Exploration Company ......................................................     Illinois
MidCon Gas Natural de Mexico, S.A. de C.V .......................................     Mexico
MidCon Gas Products Corp. .......................................................     Delaware
MidCon Gas Products of New Mexico Corp. .........................................     Delaware
MidCon Gas Services Corp. .......................................................     Delaware
MidCon Marketing Corp. ..........................................................     Delaware


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
MidCon Mexico Pipeline Corp. ....................................................     Delaware
MidCon NGL Corp. ................................................................     Delaware
MidCon Power Services Corp.......................................................     Delaware
MidCon Texas Gas Services Corp. .................................................     Delaware
MidCon Texas Pipeline Operator, Inc. ............................................     Delaware
NALOCO, Inc. ....................................................................     Delaware
NATOCO, Inc. ....................................................................     Delaware
Natural Gas Pipeline Company of America .........................................     Delaware
NGPL-Canyon Compression Co. .....................................................     Delaware
NGPL Offshore Company ...........................................................     Delaware
NGPL-Overthrust Inc. ............................................................     Delaware
NGPL-Trailblazer Inc. ...........................................................     Delaware
Northern Gas Company ............................................................     Wyoming
Occidental Energy Development Corp. .............................................     Delaware
Orcom Solutions, Inc.* ..........................................................     Delaware
Palo Duro Pipeline Company, Inc. ................................................     Delaware
Panola/Rusk Gatherers ...........................................................     Texas
Red River Pipeline, L.P. ........................................................     Texas
Red Rock Energy, LLC ............................................................     Delaware
Rocky Mountain Natural Gas Company ..............................................     Colorado
Slurco Corporation ..............................................................     Colorado
TCP Gathering Co. ...............................................................     Colorado
Temple & Petty Construction Co., L.L.C...........................................     Colorado
Thermo Greeley L.L.C ............................................................     Colorado
Thermo Salt Company, LLC.........................................................     Colorado
Thunder Creek Gas Services, L.L.C.*..............................................     Wyoming
Valley Operating, Inc............................................................     Colorado
Westar Transmission Company .....................................................     Delaware
Wildhorse Energy Partners, LLC ..................................................     Delaware


All of the subsidiaries named above are included in the consolidated financial statements of the Registrant included herein, except those marked with an asterisk.